SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 5, 2004

ITRONICS INC.

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                                         Texas                                    33-18582                         75-2198369

                       (State or other jurisdiction                 (Commission File                   (IRS Employer

                               of incorporation)                              Number)                        Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada       89509

                       (Address of Principal Executive Offices)                         Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 5: Other Events

On August 5, 2004 the Company announced the addition of a line of GOLD’n GRO liquid fertilizer injectors for sale at the GOLD’n GRO web page: http://www.goldngro.com. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99         Press release dated August 5, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           ITRONICS INC.

                                                                                              (Registrant)

Date: August 12, 2004                                                                  By: /S/ John W. Whitney

                                                                                                         John W. Whitney

                                                                                                         President, Treasurer and Director

                                                                                                        (Principal Executive and Financial

                                                                                                        Officer)